SUMMARY PROSPECTUS

September 19, 2019

The Advisors’ Inner Circle Fund III

Aperture New World Opportunities Fund

Institutional Shares: ANWOX

Class X Shares: ANWRX

Investment Adviser:

Aperture Investors, LLC

Beginning on April 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-514-7557. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Aperture Funds if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://apertureinvestors.com/fund/aperture-new-world-opportunities-fund-anwox/. You can also get this information at no cost by calling 1-888-514-7557, by sending an e-mail request to ApertureFunds@apertureinvestors.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 13, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Aperture New World Opportunities Fund (the “Fund”) seeks total return, consisting of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares		Class X Shares
Management Fees[1]		1.23%		1.23%
Other Expenses		0.12%		0.27%
Shareholder Servicing Fees	None		0.15%
Other Operating Expenses[2]	0.12%		0.12%
Total Annual Fund Operating Expenses		1.35%		1.50%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.02)%		(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.33%		1.48%

[1]

The management fee paid to Aperture Investors, LLC (the “Adviser”) is calculated as a percentage of the Fund’s average daily net assets, adjusted upward or downward depending upon the performance of the Fund’s Institutional Shares relative to the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”). The management fee of 1.23% shown in the table above is rounded up from 1.225% and represents the management fee in the event that the performance of the Fund’s Institutional Shares equals the performance of the EM Index plus 2.75%. Depending on the performance of the Fund’s Institutional Shares, the Fund’s annual management fee may increase or decrease by a maximum of 0.825% and, accordingly, will range from a minimum of 0.40% (in the event that the performance of the Fund’s Institutional Shares is equal to or lower than the performance of the EM Index) to a maximum of 2.05% (in the event that the performance of the Fund’s Institutional Shares exceeds the performance of the EM Index by 5.50% or more).

[2]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[3]

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding the management fee, any class-specific expenses such as distribution and service (Rule 12b-1) fees and Shareholder

Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of the Fund’s business (collectively, “excluded expenses”)) from exceeding 0.10% of the average daily net assets of each of the Fund’s share classes until April 30, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$135	$424
Class X Shares	$151	$472

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund was not in operation as of the fiscal year ended December 31, 2018, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund invests primarily in securities economically tied to emerging market countries, including fixed income securities, foreign currencies and equity securities. The Fund’s investments may be denominated in local currency or be U.S. dollar-denominated.

The Fund may invest in a broad range of fixed income securities in emerging markets and across all fixed income sectors, including government and corporate fixed income securities. The Fund may invest in fixed income securities of any maturity, and may invest in securities that are rated investment grade or below investment grade (“high yield” or “junk” bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in investment grade or below investment grade categories similar to those of nationally recognized statistical rating organizations. The Fund may also invest in fixed income securities issued by U.S. Government-sponsored entities, U.S. agencies and instrumentalities.

Equity securities, including equity securities in emerging markets, in which the Fund may invest include common stock, American Depositary Receipts (“ADRs”), and securities of investment companies, including closed-end funds and exchange-traded funds (“ETFs”). The Fund may invest in equity securities of companies of any market capitalization.

The Fund may use derivatives, including options, futures, swaps and currency forward contracts, to attempt to both reduce the cost of investing in certain types of securities or asset classes, increase the return of the Fund and/or hedge (protect) the value of the Fund’s assets. The Fund may use options to create long or short equity exposure without investing directly in equity securities, while it may use futures to create long or short equity, fixed income, or U.S. Treasury exposure without investing directly in equity, fixed income or U.S. Treasury securities. The Fund may also use swaps to create long or short exposure without investing directly in the underlying assets. As well, the Fund may use currency forwards to increase or decrease exposure to a given currency. In addition, the Fund may enter into reverse repurchase agreements.

The Adviser considers a security to be “economically tied” to an emerging market country if the issuer of the security exhibits one or more of the following characteristics: (1) the issuer’s principal securities trading market is in an emerging market country; (2) while traded in any market, alone or on a consolidated basis, the issuer derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging market countries; (3) the issuer has 50% of more of its assets located in an emerging market country; or (4) the issuer is organized under the laws of, and has a principal office in, an emerging market country.

An “emerging market” country is any country determined by the Adviser to have an emerging market economy, taking into account a number of factors. These factors may include whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (also known as the World Bank), the country’s foreign currency debt rating, its location and neighboring countries, its political and economic stability and the development of its financial and capital markets. These countries may include those located in Latin America and the Caribbean, Asia, Africa, the former Soviet Union, the Middle East and the developing countries of Europe (primarily Central and Eastern Europe).

The Fund focuses on emerging market countries where there are attractive risk-adjusted investment opportunities relative to those in developed countries, as determined by the Adviser. In making such determinations, the Adviser typically considers the volatility and country risk premium of an investment opportunity relative to comparable U.S. Treasury securities, and makes its own determination of what constitutes an appropriate risk premium relative to the specific investment. The Adviser seeks to actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of market conditions.

The Adviser selects individual securities for purchase or sale by the Fund based on the Adviser’s assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making these assessments, the Adviser takes into account various factors, including the credit quality and interest rate sensitivities of individual securities as well as the inflation, monetary and fiscal policy, exchange rate, and political characteristics of the country. In order to reduce the volatility inherent in emerging markets investing, the Adviser expects to adjust the mix of securities types in the Fund’s portfolio to meet the Fund’s investment objective in response to changing market conditions.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below in alphabetical order.

Below Investment Grade Securities (Junk Bonds) Risk – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk – The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets/Foreign Investment Risk – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The Fund’s exposure to these risks is heightened as a result of the Fund investing primarily in emerging market countries.

Equity Market Risk – The risk that stock prices will fall over short or extended periods of time.

Extension Risk – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Sovereign Debt Securities Risk – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Interest Rate Risk – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Investment Company Risk – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk – The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Liquidity risk may be heightened in the emerging market countries in which the Fund invests, as a result of their markets being less developed.

Market Risk – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Prepayment Risk – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Reverse Repurchase Agreements Risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Small and Medium Capitalization Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance Information

Class X Shares of the Fund have not yet commenced operations as of the date of this prospectus. Institutional Shares of the Fund commenced operations on March 18, 2019, and therefore do not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.apertureinvestors.com or by calling toll-free to 1-888-514-7557.

Investment Adviser

Aperture Investors, LLC

Portfolio Manager

Peter N. Marber, PhD., Portfolio Manager, has managed the Fund since its inception in 2019.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Aperture Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Aperture Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-514-7557.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

API-SM-001-0400

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